SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

February 11, 2013

Date of Report (Date of earliest event reported)

Discovery Laboratories, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-26422	94-3171943
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2600 Kelly Road, Suite 100
Warrington, Pennsylvania 18976
(Address of principal executive offices)

(215) 488-9300
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Loan Facility with Deerfield Management Company, L.P.

Facility Agreement

On February 13, 2013, Discovery Laboratories, Inc. (the “Company”) entered into a Facility Agreement (the “Facility Agreement”) with affiliates of Deerfield Management Company, L.P. (“Deerfield”), pursuant to which Deerfield agreed to provide financing to the Company of up to $30 million on a secured basis, subject to the terms and conditions set forth in the Facility Agreement (the “Financing”).  Under the terms of the Facility Agreement, Deerfield shall advance funds to the Company in two disbursements.  The first disbursement, in the amount of $10 million occurred upon execution of the Facility Agreement (the “Agreement Date”).  The second disbursement, in the amount of $20 million, will occur on or about the date of the first commercial sale of SURFAXIN® (lucinactant) for the prevention of respiratory distress syndrome (RDS) in premature infants at high risk for RDS, provided that such initial product sale date is not later than December 31, 2013 (the “Milestone Date”).  The Company is required to pay to Deerfield at the time of each disbursement a transaction fee equal to one and one-half percent (1.5%) of the amount disbursed under the Facility Agreement.

Any amounts drawn under the Facility Agreement shall accrue interest at a rate of 8.75% per annum, which shall be payable quarterly in cash.  The Company has the right to prepay any amounts owed without penalty.  In addition, at the election of the holders of the notes evidencing loans under the Facility Agreement (“Notes”), the principal amounts of the Notes may be reduced to the extent that the holders elect to apply a portion of the principal amount outstanding under the Notes to satisfy the exercise price of the related Warrants (see below) upon exercise of all or a portion of the Warrants.  The principal amounts outstanding under the Facility Agreement are payable in equal installments on the fourth, fifth and sixth anniversaries of the Facility Agreement; provided that the amount payable on the fourth anniversary shall be deferred for one year if either (i) the Company’s “Net Sales” (defined below) for the immediately preceding 12-month period are at least $20 million, or (ii) the Company’s “Equity Value” (defined below) is at least $200 million; and provided further, that the amount payable on the fifth anniversary (together with any amount deferred on the fourth anniversary) shall be deferred until the sixth anniversary if either (x) the Company’s “Net Sales” for the immediately preceding 12 month period are at least $30 million, or (ii) the Company’s “Equity Value” is at least $250 million.  For the purposes of the foregoing deferrals of principal, “Net Sales” means, without duplication, the gross amount invoiced by or on behalf of the Company, any of its Subsidiaries or any direct or indirect assignee or licensee for products, sold globally in bona fide, arm’s length transactions, less customary deductions determined without duplication in accordance with generally accepted accounting principles; and “Equity Value” means, with respect to each measurement date, the product of (x) the number of issued and outstanding shares of common stock of the Company (the “Common Stock”) on such measurement date multiplied by (y) the per share closing price of the Common Stock on such measurement date.

Additionally, any amounts drawn under the Facility Agreement may become immediately due and payable upon (i) an “Event of Default,” as defined in the Facility Agreement, in which case Deerfield would have the right to require the Company to repay the outstanding principal amount of the loan, plus any accrued and unpaid interest thereon, or (ii) the occurrence of certain events as defined in the Facility Agreement, including the consummation of a change of control transaction or the sale of more than 50% of the Company’s assets (collectively, a “Major Transaction”).

The Facility Agreement also contains various representations and warranties and affirmative and negative covenants customary for financings of this type, including restrictions on the ability of the Company to incur additional indebtedness and grant additional liens on its assets.

Warrants

In connection with the execution of the Facility Agreement, on February 13, 2013, the Company issued to Deerfield warrants to purchase an aggregate of 2,340,000 shares of the Common Stock at an exercise price of $2.81 per share of Common Stock, representing a 24% premium to the closing price of Common Stock on the Nasdaq Capital Market on the immediately preceding trading day.  Following the Milestone Date and upon disbursement of the additional $20 million loan under the Facility Agreement, the Company will issue warrants to purchase an additional 4,660,000 shares of Common Stock at an exercise price of $2.81 per share of Common Stock (together with the warrants in the preceding sentence, the “Warrants”). The number of shares of Common Stock into which a Warrant is exercisable and the exercise price of any Warrant will be adjusted to reflect any stock splits, recapitalizations or similar adjustments in the number of outstanding shares of Common Stock.

Each Warrant issued under the Facility Agreement expires on the sixth anniversary of the Facility Agreement and contains certain limitations that generally prevent the holder from acquiring shares upon exercise of a Warrant that would result in the number of shares beneficially owned by it to exceed 9.985% of the total number of shares of Common Stock then issued and outstanding.

The holder of a Warrant may exercise the Warrants either for cash or on a cashless basis.  In connection with a Major Transaction, as defined in the Warrants, to the extent of consideration payable to stockholders in cash in connection with such Major Transaction, the holder may have the option to redeem the Warrant or that portion of the Warrant for cash in an amount equal to the Black-Scholes value (as defined in the Warrant) of the Warrant or that portion of the Warrant redeemed.  In addition, in connection with a Major Transaction, to the extent of any consideration payable to stockholders in securities, or in the event of an Event of Default, the holder may have the option to exercise the Warrant and receive therefor that number of shares of Common Stock that equals the Black Scholes value of the Warrant or that portion of the Warrant exercised.  Prior to the holder exercising the Warrant for shares in such transactions, the Company may elect to terminate the Warrant or that portion of the Warrant and pay the holder cash in an amount equal to the Black Scholes value of the Warrant.

Registration Rights Agreement

In connection with the Financing, the Company entered into a Registration Rights Agreement with Deerfield (the “Registration Rights Agreement”) obligating the Company to register for resale the shares of Common Stock issuable upon the exercise of the Warrants or shares issued in connection with an event of default or repayment of the facility pursuant to the terms of the Facility Agreement on a registration statement on Form S-3 to be filed with the Securities and Exchange Commission within 60 days after the applicable Warrants are issued.

Security Agreement

The Company has also entered into a Security Agreement with Deerfield (the “Security Agreement”), pursuant to which, as security for the Company’s repayment of its obligations under the Facility Agreement, the Company will grant to Deerfield a security interest in substantially all of its assets.

The foregoing summaries of the Facility Agreement, the Warrants, the Registration Rights Agreement and the Security Agreement are not complete and are qualified in their entirety by reference to these agreements, copies of which are expected to be filed as exhibits to a future report to be filed by the Company with the Securities and Exchange Commission (the “Commission”) .

At-the Market Equity Offering with Stifel, Nicolaus & Company, Incorporated

At-the Market Equity Offering Sales Agreement

On February 11, 2013, the Company entered into a At-the Market Equity Offering Sales Agreement (the “Agreement”) with Stifel, Nicolaus & Company, Incorporated (“Stifel”), under which Stifel, as the Company’s exclusive agent, may, at the Company’s discretion and at such times that it shall determine from time to time, sell (the “Offering”) over a two year period up to a maximum of $25,000,000 of its shares of Common Stock (the “Shares”) through an “at-the-market” program (“ATM Program”).

The ATM Program allows the Company to raise capital at the times and in amounts deemed suitable by it to support its business plans.  The Company is not required to sell any Shares at any time during the term of the ATM Program.  The Company intends to use the net proceeds from the ATM Program, if any, to meet working capital requirements to execute its business plans, including, without limitation, to support the commercialization in 2013 of Surfaxin® for the prevention of RDS in premature infants at high risk for RDS, and the Afectair® device for infants.  There can be no assurance that the Company will issue any Shares pursuant to the ATM Program.

The Offering is made pursuant to a prospectus supplement to be dated on or about February 13, 2013 and an accompanying prospectus dated June 21, 2011 pursuant to the Company’s existing shelf registration statement on Form S-3 (File No. 333-174786), which was filed with the Commission on June 8, 2011 and declared effective by the Commission on June 21, 2011.  If the Company issues a sale notice to Stifel, the Company will designate the minimum price per share at which the Shares may be sold and the maximum amount of Shares that Stifel is directed to sell during any selling period.  As a result, prices are expected to vary as between purchasers and during the term of the Offering.

Pursuant to the Agreement, Stifel has agreed to use its commercially reasonable efforts to execute the Company’s sell orders, as the Company’s sales agent and on its behalf.  Stifel may sell the Shares by any method deemed to be an “at-the-market” equity offering as defined in Rule 415 promulgated under the Securities Act of 1933, as amended, which may include ordinary brokers’ transactions on The Nasdaq Capital Market, or otherwise at market prices prevailing at the time of sale or prices related to such prevailing market prices, or as otherwise agreed by Stifel and the Company.  The Company or  Stifel may suspend the Offering under the Agreement by notice to the other party.

The Agreement will terminate upon the earliest of: (1) the sale of all Shares of the Company’s common stock subject to the Agreement, (2) February 11, 2016 or (3) the termination of the Agreement in accordance with its terms.  Either party may terminate the Agreement at any time upon written notification to the other party in accordance with the Agreement, and upon such termination, the Offering will terminate.

The Company will pay Stifel a commission equal to 3.0% of the gross sales price of the Shares for amounts of Shares sold pursuant to the Agreement.  With the exception of expenses related to the Shares, Stifel will be responsible for all of its own costs and expenses incurred in connection with the Offering.  The Company has provided Stifel with customary representations and warranties, and indemnification rights.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of Common Stock in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The foregoing description the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement.  The representations and warranties contained in the Agreement are not for the benefit of any party other than the parties to such agreement and are not intended as a document for investors or the public generally to obtain factual information about the Company or the Shares.  The Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

The information in Item 1.01 above relating to the Facility Agreement is incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

The information in Item 1.01 above relating to the transactions with Deerfield is incorporated by reference into this Item 3.02. The Company relied on the exemption from registration contained in Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Regulation D, Rule 506 thereunder, for the issuance of the Warrants, the shares of Common Stock issuable pursuant to the Warrants and the other shares of Common Stock issuable pursuant to the terms of the Facility Agreement, the Warrants or this Registration Rights Agreement. Deerfield represented to the Company that it is an “accredited investor” as defined in Regulation D of the Securities Act and that the securities purchased by Deerfield were being acquired for investment purposes and without a view to resale or distribution in violation of the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

5.1	Opinion of SNR Denton LLP, dated February 13, 2013.
10.1	At-the-Market Equity Offering Sales Agreement between Stifel, Nicolaus & Company, Incorporated and the Company, dated February 11, 2013.
23.1	Consent of SNR Denton LLP (included in Exhibit 5.1).
99.1	Press Release dated February 13, 2013.

Cautionary Note Regarding Forward-looking Statements:

To the extent that statements in this Current Report on Form 8-K are not strictly historical, including statements as to business strategy, outlook, objectives, future milestones, plans, intentions, goals, future financial conditions, future collaboration agreements, the success of the Company’s product development or otherwise as to future events, such statements are forward-looking, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements contained in this Current Report are subject to certain risks and uncertainties that could cause actual results to differ materially from the statements made. Such risks and others are further described in the Company's filings with the Securities and Exchange Commission including the most recent reports on Forms 10-K, 10-Q and 8-K, and any amendments thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Discovery Laboratories, Inc.

	By:	/s/ John G. Cooper
	Name:	John G. Cooper
	Title:	President and Chief Executive Officer

Date: February 13, 2013